UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 14, 2021 (June 10, 2021)

Date of Report (Date of earliest event reported)

ROPER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission File Number)	(IRS Employer Identification No.)

6901 PROFESSIONAL PKWY, SUITE 200, SARASOTA, FLORIDA	34240
(Address of principal executive offices)	(Zip Code)

(941) 556-2601

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ROP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Roper Technologies, Inc. 2021 Incentive Plan

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Roper Technologies, Inc. (the “Company”) held on June 14, 2021, the Company’s shareholders approved the Roper Technologies, Inc. 2021 Incentive Plan (the “Plan”). The Company’s Board of Directors originally approved the Plan in March 2021, subject to shareholder approval.

The Plan provides for a variety of equity and cash-based awards as a tool for the Company to attract, retain, motivate, and reward employees of the Company and its affiliates (including named executive officers), as well as consultants and non-employee directors; and promote the creation of long-term value for shareholders by closely aligning the interests of participants with those of shareholders.

The Plan replaces the Company’s 2016 Incentive Plan, as amended (the “Former Plan”). As of the effective date of the Plan, no further grants may be made under the Former Plan and shares that were available for issuance under the Former Plan and not subject to outstanding awards became available for issuance (in addition to 7,078,000 newly authorized shares) under the Plan. As of the date hereof, there are a total of 9,259,479 shares available for issuance by the Company under the Plan. In addition, subject to and in accordance with the Plan, shares that are subject to outstanding awards under the Plan or Former Plan that are subsequently terminated or expire unexercised, or are cancelled, forfeited or lapse for any reason also become available for awards under the Plan.

A more detailed description of the Plan was set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2021 under the heading “Proposal 4: - Approval of the Roper Technologies, Inc. 2021 Incentive Plan” and is incorporated herein by reference. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The general forms of the Performance Based Restricted Stock Award Agreement, the Stock Option Award Agreement, and the Restricted Stock Award Agreement, to be used under the Plan are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 10, 2021, Roper Technologies, Inc. (the “Company”) amended its Amended and Restated By-Laws (as so amended, the “By-Laws”) to amend Article 13, Exclusive Jurisdiction, to provide (i) that the federal district courts of the United States shall be the exclusive forum for the resolution of any action asserting a claim arising under the Securities Act of 1933, as amended, and (ii) that any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of Article 13.

A copy of the By-Laws is attached as Exhibit 3.1 and is incorporated by reference. The foregoing description of the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the attached By-Laws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Shareholders on June 14, 2021 in Sarasota, Florida (the “Annual Meeting”). A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and proposals 2, 3 and 4 were approved.

Proposal 1: Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2022 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	87,384,973	1,673,017	247,735	4,232,554
Amy Woods Brinkley	88,479,370	579,683	246,672	4,232,554
John F. Fort III	84,447,527	4,733,262	124,935	4,232,554
L. Neil Hunn	87,918,340	1,139,092	248,292	4,232,554
Robert D. Johnson	84,057,444	5,124,078	124,202	4,232,554
Laura G. Thatcher	85,803,257	3,253,384	249,084	4,232,554
Richard F. Wallman	83,650,811	5,530,041	124,872	4,232,554
Christopher Wright	84,265,423	4,915,958	124,343	4,232,554

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
75,308,502	13,687,039	310,183	4,232,554

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

For	Against	Abstentions
92,147,048	1,269,504	121,727

Proposal 4: Approval of the Roper Technologies, Inc. 2021 Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
82,610,234	6,566,071	129,419	4,232,554

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated By-Laws of Roper Technologies, Inc.

10.1	Roper Technologies, Inc. 2021 Incentive Plan

10.2	Form of Performance Based Restricted Stock Award Agreement under the 2021 Incentive Plan

10.3	Form of Stock Option Award Agreement under the 2021 Incentive Plan

10.4	Form of Restricted Stock Award Agreement under the 2021 Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC. (Registrant)

Date: June 14, 2021	By:	/s/ John K. Stipancich
John K. Stipancich
Executive Vice President, General Counsel and Corporate Secretary